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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 6, 1997




                           ALLIANCE CAPITAL MANAGEMENT L.P.
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                (Exact name of registrant as specified in its charter)


         Delaware                         1-9818                  13-3434400
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(State or other jurisdiction of        (Commission             (I.R.S. Employer
 incorporation or organization)        File Number)             Identification
                                                                Number)


1345 Avenue of the Americas, New York, New York                         10105
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(Address of principal executive offices)                              (Zip Code)


                                     212-969-1000
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                 (Registrant's telephone number including area code)

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Item 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

Item 5.  OTHER EVENTS

         On August 6, 1997 Alliance Capital Management L.P. issued a press release announcing that it intends to remain a publicly traded limited partnership in light of the Taxpayer Relief Act of 1997, a copy of which is attached as an Exhibit to the Report.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired

              None.

         (b)  Pro Forma Financial Information

              None.

         (c)  Exhibits

              Press Release dated August 6, 1997.



                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed

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on its behalf by the undersigned thereunto duly authorized.

                             ALLIANCE CAPITAL MANAGEMENT L.P.

Dated: August 6, 1997        By:  Alliance Capital Management Corporation,
                                  General Partner


                             By:
                                  -------------------------
                                  Robert H. Joseph, Jr.
                                  Senior Vice President and
                                  Chief Financial Officer